UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2022
Hayward Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40208	82-2060643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Connell Drive
Suite 6100 Berkeley Heights, NJ 07922
(Address of principal executive offices, including zip code)

(908) 351-5400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	HAYW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Hayward Holdings, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders on May 19, 2022 (the “Annual Meeting”). The results for each matter voted on by the stockholders at the Annual Meeting are as follows:

Proposal 1: Election of Directors.

Director Nominee	For	Withhold	Broker Non-Votes
Christopher Bertrand....	198,739,575	21,247,445	2,778,230
Greg Brenneman..........	198,637,110	21,349,910	2,778,230
Ed Ward.......................	217,251,629	2,735,391	2,778,230

Each of the nominees was elected as a director for a term expiring at the 2025 annual meeting of stockholders by a plurality of the votes cast by stockholders.

Proposal 2: Selection, on an advisory basis, of the frequency of future stockholder advisory votes to approve the compensation of the Company’s named executive officers.

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
219,907,444	3,867	27,355	48,354	2,778,230

Based on the foregoing vote, the Company’s stockholders recommended that future stockholder advisory votes on the compensation of the Company’s named executive officers be held every year. Based on the foregoing voting results and consistent with the Board of Directors’ recommendation, once an advisory vote on the compensation of the Company’s named executive officers is required to be held at the 2024 annual meeting of stockholders, the Board of Directors has determined to hold such advisory vote every year until the next advisory vote regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers is submitted to the stockholders or the Board of Directors otherwise determines that a different frequency for such advisory votes is in the best interests of the Company.

Proposal 3: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2022.

For	Against	Abstain
221,318,212	1,380,989	66,049

A majority of shares present or represented by proxy and entitled to vote at the Annual Meeting were cast in favor of the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYWARD HOLDINGS, INC.

Date: May 19, 2022	By:	/s/ Eifion Jones
Eifion Jones
Senior Vice President and Chief Financial Officer